UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                Date of Report
                       (Date of earliest event reported)

                                March 18, 2003

                            US Airways Group, Inc.
                       (Commission file number: 1-8444)

                                      and

                               US Airways, Inc.
                       (Commission file number: 1-8442)

          (Exact names of registrants as specified in their charters)


      Delaware                        US Airways Group, Inc. 54-1194634
(State of incorporation               US Airways, Inc.       53-0218143
  of both registrants)                (I.R.S. Employer Identification Nos.)


                            US Airways Group, Inc.
                    2345 Crystal Drive, Arlington, VA 22227
                   (Address of principal executive offices)
                                (703) 872-7000
             (Registrant's telephone number, including area code)


                               US Airways, Inc.
                    2345 Crystal Drive, Arlington, VA 22227
                   (Address of principal executive offices)
                                (703) 872-7000
             (Registrant's telephone number, including area code)

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Item 3.  Bankruptcy or Receivership.

Confirmation of Plan

         As previously reported, on August 11, 2001 (the "Petition Date"), US Airways Group, Inc., a Delaware corporation (the "Company"), and its affiliated debtor subsidiaries (each a "Debtor" and, collectively with the Company, the "Debtors") each filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code, Case Nos. 02-83984-SSM through 02-83991-SSM, in the United States Bankruptcy Court for the Eastern District of Virginia, Alexandria Division (the "Court"). The reorganization cases are being jointly administered under the caption "In re US Airways Group, Inc., et al., Case No. 02-83984-SSM." During the course of the proceedings, the Debtors operated their respective businesses and managed their respective properties and assets as a debtors-in-possession.

         On December 20, 2002, the Debtors filed with the Court the Joint Plan of Reorganization of US Airways Group, Inc. and Its Affiliated Debtors and Debtors-in-Possession and the related disclosure statement. On January 17, 2003, the Debtors filed the First Amended Joint Plan of Reorganization of US Airways Group, Inc. and Its Affiliated Debtors and Debtors-in-Possession (as later modified in connection with confirmation, the "Plan"), together with the Disclosure Statement with Respect to First Amended Joint Plan of Reorganization of US Airways Group, Inc. and Its Affiliated Debtors and Debtors-in-Possession (the "Disclosure Statement"). A copy of the Plan is attached hereto as Exhibit 2.1 and the Disclosure Statement is attached hereto as Exhibit 99.1 and each is incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Plan. On January 17, 2003, the Court entered an order approving the Disclosure Statement and, among other things, authorizing a balloting and solicitation process. The solicitation process commenced on January 31, 2003, when the Debtors mailed solicitation packages to creditors and concluded on March 10, 2003, the date by which creditors' ballots were to be received by the Debtors' voting agent in order to be counted. All Impaired Classes entitled to vote on the Plan voted in favor of the Plan.

         On March 18, 2003, the Court entered its Findings of Fact, Conclusions of Law, and Order Under 11 U.S.C.ss.ss. 1129 (a) and (b) and Fed.
R. Bankr. P. 3020 Confirming the First Amended Joint Plan of Reorganization of US Airways Group and Its Affiliated Debtors and Debtors-in-Possession, As Modified, dated January 17, 2003 (the "Confirmation Order"), a copy of which is attached hereto as Exhibit 2.2 and is incorporated herein by reference. On March 18, 2003, the Company issued a press release relating to the confirmation of the Plan, a copy of which is attached hereto as Exhibit 99.2.

         Although the Court entered the Confirmation Order on March 18, 2003, the Plan was not yet effective. The Plan and the Confirmation Order contained certain conditions precedent to the occurrence of the Effective Date of the Plan, unless waived pursuant to the Plan. The Effective Date of the Plan was March 31, 2003.

Summary of the Plan

         The following is a summary of the material features of the Plan and is qualified in its entirety by reference to the Plan itself. A more complete description of the Plan is set forth in the Disclosure Statement. Among other things, as described below, the Plan will result in the cancellation of the Company's common stock issued prior to the Petition Date, and the holders of such common stock will receive no distribution under the Plan. The reorganized Company will issue 52,400,000 shares of Class A Common Stock; 5,000,000 shares of Class B Common Stock; 18,950,000 Class A-1 Warrants; 18,950,000 shares of Class A Preferred Stock; 75,000 shares of Class B Preferred Stock; and 10 shares of Class C Preferred Stock pursuant to the Plan. Equity and other distributions to creditors shall be distributed as described below. Of the total equity listed above, 3,750,000 shares of Class A Common Stock and 2,220,570 Class A-1 Warrants of the reorganized Company will be reserved for issuance after the Effective Date pursuant to a management compensation plan.

    Summary of Distributions to be Made By the Debtors Pursuant to the Plan

Claims Description                    Treatment
------------------                    ---------

Miscellaneous Secured                 At the Debtors' option, (i) the Allowed
                                      Miscellaneous Secured Claims to be
                                      Reinstated or (ii) the holder to receive in full satisfaction, settlement and release of and in exchange for such Allowed Miscellaneous Secured Claim (A)
                                      Cash equal to the value of the
                                      collateral, (B) property of the Estate
                                      that constitutes the collateral, or (C)
                                      such other treatment as agreed upon in
                                      writing.

GECC 2001 Financing                   On the Effective Date, the GECC 2001
                                      Financing Claims to be Reinstated as
                                      modified by the GE Global Restructuring
                                      Agreement and the holder to receive (i)
                                      3,817,500 shares of Class A Preferred
                                      Stock, (ii) 3,817,500 shares of Class
                                      A-1 Warrants and (iii) such other
                                      treatment as agreed upon in writing.

Other Priority                        On the first Periodic Distribution Date
                                      occurring after the later of (i) the
                                      date an Other Priority Claim becomes an
                                      Allowed Other Priority Claim or (ii) the date an Other Priority Claim becomes payable pursuant to any agreement, the holder to receive in full satisfaction, settlement, release and discharge of and in exchange for such Other Priority
                                      Claim, (a) Cash equal to such claim or
                                      (b) such other treatment as agreed upon
                                      in writing.

Aircraft Secured                      On the first Periodic Distribution Date
                                      occurring after the later of (i) the
                                      date an Aircraft Secured Claim becomes
                                      an Allowed Aircraft Secured Claim or
                                      (ii) the date an Aircraft Secured Claim
                                      becomes payable pursuant to any
                                      agreement, the Aircraft Secured Claim to be Reinstated or the holder to receive in full satisfaction, settlement, release and discharge of and in exchange for such Aircraft Secured Claim such treatment as agreed upon in writing, to the extent the Debtors have not abandoned or rejected the Aircraft
                                      Equipment with respect to such Aircraft
                                      Secured Claims on or prior to the
                                      Effective Date.

PBGC On the first Periodic Distribution Date occurring after the later of (i) the date the PBGC Claims become Allowed Claims or (ii) the date the PBGC Claims become payable pursuant to any agreement, the holder to receive in full satisfaction, settlement, release and discharge of and in exchange for the PBGC Claims, either (A) on account of PBGC's Class USAI-5 Claims, the PBGC's Pro Rata share of (1) 4,968,720 shares of Class A Common Stock, (2) 3,048,030 shares of Class A Preferred Stock, and
                                      (3) 3,048,030 Class A-1 Warrants, plus,
                                      on account of all of PBGC's Claims
                                      against Debtors other than USAI, PBGC's
                                      pro rata share of any distributable
                                      value that would otherwise be available
                                      to the General Unsecured Creditors of
                                      such Estates, provided that PBGC's total distribution will not exceed the amount of the Allowed PBGC Claim, or (B) such other treatment as agreed upon in writing.

General Unsecured Convenience         On the first Periodic Distribution Date
                                      occurring after the later of (i) the
                                      date a General Unsecured Convenience
                                      Claim becomes an Allowed General
                                      Unsecured Convenience Claim or (ii) the
                                      date a General Unsecured Convenience
                                      Claim becomes payable pursuant to any
                                      agreement, the holder to receive in full satisfaction, settlement, release and discharge of and in exchange for the General Unsecured Convenience Claim,
                                      Cash equal to (a) fifteen percent (15%)
                                      of the amount of such Allowed Claim if
                                      the amount of such Allowed Claim is less than or equal to $25,000 or (b) $3,750 if the amount of such Allowed Claim is greater than $25,000.

General Unsecured                     On the first Periodic Distribution Date
                                      occurring after the later of (i) the
                                      date a General Unsecured Claim becomes
                                      an Allowed General Unsecured Claim or
                                      (ii) the date a General Unsecured Claim
                                      becomes payable pursuant to any
                                      agreement, the holder to receive in full satisfaction, settlement, release, and discharge of and in exchange for each and every General Unsecured Claim, such Claimholder's Pro Rata share of (a)
                                      4,968,720 shares of Class A Common
                                      Stock, (b) 3,048,030 shares of Class A
                                      Preferred Stock, and (c) 3,048,030 Class
                                      A-1 Warrants.

Interests                             On the Effective Date, all Interests to
                                      be Reinstated except that Class Group-7A
                                      Interests in Group's Chapter 11 Case
                                      shall be cancelled and extinguished, and holders of such Interests shall not be entitled to, and shall not, receive or retain any property or interest in property under the Plan on account of such Interests.

Subordinated Securities               Class Group-7B Subordinated Securities
                                      Claims in Group's Chapter 11 Case shall
                                      not be entitled to, and shall not,
                                      receive or retain any property or
                                      interest in property under the Plan on
                                      account of such Claims.


Information as to Assets and Liabilities

         A statement of the assets and liabilities of the Debtors is contained in the Disclosure Statement, which is incorporated herein by reference.

         Certain of the information contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of its financing facilities; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to attract and retain customers; the ability of the Company to maintain satisfactory labor relations; demand for transportation in the markets in which the Company operates; economic conditions; labor costs; financing costs; aviation fuel costs; security-related costs; competitive pressures on pricing (particularly from lower-cost competitors) and on demand (particularly from low cost carriers and multi-carrier alliances); weather conditions; government legislation and regulation; impact of the Iraqi war; other acts of war or terrorism; the commencement of public trading and market acceptance of the Company's new common stock; and other risks and uncertainties listed from time to time in the Company's reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.


Item 7.  Financial Statements and Exhibits

(c) Exhibits

Designation                     Description
------------                    -----------

2.1 First Amended Joint Plan of Reorganization of US Airways Group and Its Affiliated Debtors and Debtors-in-Possession, As Modified

2.2 Findings of Fact, Conclusions of Law, and Order Under 11 U.S.C.ss.ss. 1129 (a) and (b) and Fed. R. Bankr. P. 3020 Confirming the First Amended Joint Plan of Reorganization of US Airways Group and Its Affiliated Debtors and
                Debtors-in-Possession, As Modified

99.1 Disclosure Statement with Respect to First Amended Joint Plan of Reorganization of US Airways Group, Inc. and Its Affiliated Debtors and Debtors-in-Possession (incorporated by reference to Exhibit 99.2 to US Airways Group, Inc.'s Current Report on Form 8-K filed on February 4, 2003)

99.2 Press Release of US Airways Group, Inc. and US Airways, Inc., announcing the confirmation of the Plan (incorporated by reference to Exhibit 99 to US Airways Group, Inc.'s Current Report on Form 8-K filed on March 20, 2003)


                                  SIGNATURES
                                  ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                          US Airways Group, Inc. (REGISTRANT)


Date: April 2, 2003                       By:  /s/ Anita P. Beier
                                               ----------------------------
                                               Anita P. Beier
                                               Vice President and Controller
                                               (Chief Accounting Officer)


                                          US Airways, Inc. (REGISTRANT)


Date: April 2, 2003                       By: /s/ Anita P. Beier
                                              -----------------------------
                                              Anita P. Beier
                                              Vice President and Controller
                                              (Chief Accounting Officer)

                                 Exhibit Index

2.1 First Amended Joint Plan of Reorganization of US Airways Group and Its Affiliated Debtors and Debtors-in-Possession, As Modified

2.2 Findings of Fact, Conclusions of Law, and Order Under 11 U.S.C.ss.ss. 1129 (a) and (b) and Fed. R. Bankr. P. 3020 Confirming the First Amended Joint Plan of Reorganization of US Airways Group and Its Affiliated Debtors and
                Debtors-in-Possession, As Modified

99.1 Disclosure Statement with Respect to First Amended Joint Plan of Reorganization of US Airways Group, Inc. and Its Affiliated Debtors and Debtors-in-Possession (incorporated by reference to Exhibit 99.2 to US Airways Group, Inc.'s Current Report on Form 8-K filed on February 4, 2003)

99.2 Press Release of US Airways Group, Inc. and US Airways, Inc., announcing the confirmation of the Plan (incorporated by reference to Exhibit 99 to US Airways Group, Inc.'s Current Report on Form 8-K filed on March 20, 2003)